Exhibit 10.19.6
AVERY DENNISON CORPORATION
RESTRICTED STOCK UNIT AGREEMENT
THIS AGREEMENT, dated *, is made by and between Avery Dennison Corporation, a Delaware corporation, hereinafter referred to as the “Company,” and *, an employee of the Company or a Subsidiary of the Company, hereinafter referred to as “Employee.”
WHEREAS, the Company wishes to grant to Employee an Award of restricted stock units (“RSUs”) under the terms of the Employee Stock Option and Incentive Plan, as amended and restated (“Plan”); and
WHEREAS, the Compensation and Executive Personnel Committee of the Company’s Board of Directors (hereinafter referred to as the “Committee”), appointed to administer the Plan, or the Company’s Chief Executive Officer (“CEO”) has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the RSUs (the “RSU Award”) to Employee as an inducement to remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service;
WHEREAS, the Committee or the CEO has advised the Company of the RSU Award and instructed that this RSU Award be issued;
NOW, THEREFORE, the Company and Employee agree as follows:
ARTICLE I — DEFINITIONS
     Terms not defined in this Agreement shall have the meaning given in the Plan.
ARTICLE II — TERMS OF AWARD
2.1 RSU Award
     As of the date of this Agreement, the Company grants to Employee a RSU Award representing * shares of the Company’s Common Stock, subject to the terms and conditions set forth in this Agreement, the Award Notice and the Plan. Each RSU represents one hypothetical share of Common Stock of the Company. The RSU Award shall be held in book-entry form in the books and records of the Company (or its designee) for the Employee’s RSU account. The RSU Award shall vest as set forth in the Award Notice.
2.2 Restriction Period
     (a) No portion of the RSU Award may be sold, transferred, assigned, pledged or otherwise encumbered of by the Employee until all or a portion of the RSU Award becomes vested and the shares are issued. The period of time between the date hereof and the date all or a portion of the RSU Award becomes vested (at which time Employee must be employed by the Company or the RSUs will be forfeited, except as provided in Sections 2.4 through 2.5) is referred to herein as the “Restriction Period.” At the time all or a portion of the RSU Award vests, all or a portion of the RSUs vest, as applicable. Notwithstanding any other provision, the RSUs must be vested before the Company is obligated to issue the shares of Common Stock as described in Section 3.1(e).
     (b) Subject to the provisions of this Agreement, if the Employee’s employment with the Company is terminated, the balance of the RSU Award, which has not vested by the time of the Employee’s Termination of Employment, shall be forfeited by the Employee.
2.3 Lapse of Restriction Period
     The Restriction Period shall lapse when the RSU Award vests as set forth in the Award Notice (* ) or as otherwise set forth in this Agreement.

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2.4 Change in Control
     In the event of a Change in Control, the restrictions in this Agreement will lapse and be removed, and the RSU Award granted to Employee pursuant to this Agreement will vest as of the date of such Change in Control.
2.5 Death; Disability
     If Employee’s employment with the Company or its Subsidiaries terminates by reason of Employee’s death or Disability, the restrictions imposed upon the RSU Award granted to Employee pursuant to this Agreement will lapse and be removed, and the RSU Award will vest on a prorated time-based formula starting with January 1, 2008, with each month of service representing 1/48th of the Award as of the last day of Employee’s employment.
2.6 Adjustments in RSU Award
     In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares, or other similar restructuring, the Committee or the Company shall make an appropriate and equitable adjustment in the number and kind of shares represented by the RSU Award granted hereunder. Such adjustment shall be made with the intent that after the change or exchange of shares, the Employee’s proportionate equity interest in the Company represented by the RSU Award shall be maintained as it was before the occurrence of such event.
ARTICLE III – ISSUANCE OF COMMON STOCK
3.1 Conditions to and Issuance of Common Stock
     The shares of Common Stock deliverable for the RSU Award, or any part thereof, may be either previously authorized but unissued shares or issued shares that have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any shares of stock for any RSU Award prior to fulfillment or satisfaction of all of the following conditions:
     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;
     (b) The completion of any registration or other qualification of such shares under any state or federal law, or under rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Company shall, in its absolute discretion, deem necessary or advisable;
     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or the Company shall, in its absolute discretion, determine to be necessary or advisable;
     (d) The receipt by the Company of full payment or withholding for all related taxes. The Employee shall be liable for any and all taxes, including withholding taxes, arising out of this RSU Award or the vesting of the RSU Award hereunder. The Company shall satisfy such withholding tax obligation by having the Company retain RSUs having a fair market value equal to the Company’s withholding obligations.
     (e) Subject to the conditions in this Section, the Company shall issue to the Employee via electronic transfer to the Employee’s brokerage account the number of net shares of Common Stock represented by the number of vested RSUs less withholding taxes, as soon as practical following the vesting of same, but in no event later than two and one-half (2-1/2) months after the calendar year in which the RSUs vest. Delivery of these shares of Common Stock shall satisfy the Company’s obligations under this Agreement.
     (f) The Employee shall establish an equity account with a broker designated by the Company (currently Charles Schwab) so that the net shares from vested RSUs (after withholding applicable taxes) may be electronically transferred to the Employee’s account.

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3.2 Shareholder Rights
     The Employee shall not have the rights of a shareholder with respect to this RSU Award until shares are transferred to the Employee.
ARTICLE IV — MISCELLANEOUS
4.1 Agreement Subject to Plan
     The Agreement is subject to the terms of the Plan, and in the event of any conflict between this Agreement and the Plan, the Plan shall control.
4.2 Administration
     The Committee or the Company shall have the power to interpret the Plan and this Agreement and to adopt such procedures for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, modify or revoke any such procedures. Nothing in this Agreement or the Plan shall be construed to create or imply any contract or right of continued employment between the Employee and the Company (or any of its Subsidiaries).
4.3 Notices
     Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given. Any notice that is required to be given to Employee shall, if Employee is then deceased, be given to Employee’s Beneficiary or personal representative if such individual has previously informed the Company of his status and address by written notice under this Section.
4.4 Code Section 409A
     The RSUs are not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and this Agreement shall be interpreted accordingly. However, if at any time the Committee or the Company determines that the RSUs may be subject to Section 409A, the Committee or the Company shall have the right, in its sole discretion, to amend this Agreement as it may determine is necessary or desirable either for the RSUs to be exempt from the application of Section 409A or to satisfy the requirements of Section 409A.
4.5 Construction
     This Agreement, the Award Notice and the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. Titles are provided herein for convenience only and shall not serve as a basis for interpretation or construction of this Agreement.
IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.

Employee		Avery Dennison Corporation

*	By:	*

President and Chief Executive Officer

Address*:

	By:	*
Secretary

*	Refer to attached Award Notice

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AVERY DENNISON CORPORATION
PERFORMANCE UNIT AGREEMENT
THIS AGREEMENT, dated *, is made by and between Avery Dennison Corporation, a Delaware corporation, hereinafter referred to as the “Company,” and *, an employee of the Company or a Subsidiary of the Company, hereinafter referred to as “Employee.”
WHEREAS, the Company wishes to grant to Employee an Award of Performance Units (“PUs”) under the terms of the Employee Stock Option and Incentive Plan, as amended and restated (“Plan”); and
WHEREAS, the Compensation and Executive Personnel Committee of the Company’s Board of Directors (hereinafter referred to as the “Committee”), appointed to administer the Plan, or the Company’s Chief Executive Officer (“CEO”), has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the PUs (the “PU Award”) to Employee as an inducement to remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service;
WHEREAS, the Committee or the CEO has advised the Company of the PU Award and instructed that this PU Award be issued;
NOW, THEREFORE, the Company and Employee agree as follows:
ARTICLE I — DEFINITIONS
     Terms not defined in this Agreement shall have the meaning given in the Plan.
ARTICLE II — TERMS OF AWARD
2.1 PU Award
     As of the date of this Agreement, the Company grants to Employee a PU Award representing * shares of the Company’s Common Stock, assuming that the Company’s results at the end of the performance period produce 100% of the target performance, subject to the terms and conditions set forth in this Agreement, the Award Notice and the Plan. Each PU Award represents one hypothetical share of Common Stock of the Company at 100% target performance. The PU Award shall be held in the books and records of the Company (or its designee) for the Employee’s PU account. The PU Award shall be earned as set forth in this Agreement.
2.2 Performance Period
     (a) No portion of the PU Award may be sold, transferred, assigned, pledged or otherwise encumbered by the Employee until the PU Award is earned and the shares are issued. Employee must be employed by the Company from the date of this Agreement until the date that the PU Award is earned. At the time the PU Award is earned, the specific number of shares of Common Stock to be issued to the Employee shall be determined based on the Company’s results during the period from January 1, 2008 through December 31, 2010 (“Performance Period”), compared against the performance metrics (“Metrics”), approved by the Committee (as modified by any adjustment items approved by the Committee), except as provided in Sections 2.3 through 2.5.
     (b) The PU Award will be earned and vested on the date of the Committee’s certification of results in 2011, except as provided in Sections 2.3 through 2.5.
     The three Metrics are: sales, cumulative economic value added, and relative total shareholder return. For the peer group performance comparison needed to determine whether the portion of the PU Award Metric related to total shareholder return (“TSR”) is earned, the TSR for the S&P 500 Industrials and Materials subsets will be used.
     (c) Subject to the other provisions of this Agreement, if the Employee’s employment with the Company is terminated, the PU Award, which has not been earned by the time of the Employee’s Termination of Employment, shall be forfeited by the Employee.
2.3 Change in Control
     In the event of a Change in Control, the PU Award granted to Employee pursuant to this Agreement will be earned and vested (at 100% target performance) as of the date of such Change in Control.
2.4 Death; Disability
     If Employee’s employment with the Company or its Subsidiaries terminates by reason of Employee’s death or Disability (as defined in any employment agreement or related agreement with the Company, or in the absence of such agreement in the Plan) the PU Award will be earned and vested on a prorated time-based formula starting with January 1, 2008, with each month of service representing 1/36th of the Award (calculated at 100% target performance) as of the last day of Employee’s employment.
2.5 Retirement
     PU Awards, granted to employees who retire under the Company’s pension plan(s), will be earned and vested on a prorated time-based formula starting with January 1, 2008, with each month of service representing 1/36th of the Award (calculated at 100% target performance) as of the Termination of Employment.
2.6 Adjustments in PU Award
     In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares, or other similar restructuring, the Committee or the Company shall make an appropriate and equitable adjustment in the number and kind of shares represented by the PU Award granted hereunder. Such adjustment shall be made with the intent that after the change or exchange of shares, the Employee’s proportionate equity interest in the Company shall be maintained as it was before the occurrence of such event.
ARTICLE III — ISSUANCE OF COMMON STOCK
3.1 Conditions to and Issuance of Common Stock
     The shares of Common Stock deliverable for the PU Award, or any part thereof, may be either previously authorized but unissued shares or issued shares that have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any shares of stock for any PU Award prior to fulfillment of all of the following conditions:
     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;
     (b) The completion of any registration or other qualification of such shares under any state or federal law, or under rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Company shall, in its absolute discretion, deem necessary or advisable;
     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or the Company shall, in its absolute discretion, determine to be necessary or advisable;
     (d) The receipt by the Company of full payment or withholding for all related taxes. The Employee shall be liable for any and all taxes, including withholding taxes, arising out of this PU Award or the vesting of the PU Award hereunder. The Company shall satisfy such withholding tax obligation by having the Company retain PUs having a fair market value equal to the Company’s withholding obligations.
     (e) Subject to the conditions in this Section and Section 4.4 below, the Company shall issue via electronic transfer to the Employee’s brokerage account the number of shares of Common Stock that are earned, as determined under Article II, less withholding taxes (net shares) as soon as practical following the certification by the Committee, but in no event later than two and one-half
(2-1/2) months after the calendar year in which the PUs are earned and vested. Delivery of these net shares of Common Stock shall satisfy the Company’s obligations under this Agreement.
     (f) The Employee shall establish an equity account with a broker designated by the Company (currently Charles Schwab) so that the net shares from vested PUs (after withholding for applicable taxes) may be electronically transferred to the Employee’s account.
3.2 Shareholder Rights
     The Employee shall not have the rights of a shareholder with respect to this PU Award until shares are transferred to the Employee.
ARTICLE IV — MISCELLANEOUS
4.1 Agreement Subject to Plan
     The Agreement is subject to the terms of the Plan, and in the event of any conflict between this Agreement and the Plan, the Plan shall control.
4.2 Administration
     The Committee or the Company shall have the power to interpret the Plan and this Agreement and to adopt such procedures for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, modify or revoke any such procedures. Nothing in this Agreement or the Plan shall be construed to create or imply any contract or right of continued employment between the Employee and the Company (or any of its Subsidiaries).
4.3 Notices
     Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given. Any notice that is required to be given to Employee shall, if Employee is then deceased, be given to Employee’s Beneficiary or personal representative if such individual has previously informed the Company of his status and address by written notice under this Section.
4.4 Code Section 409A
     The PUs are not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), and this Agreement shall be interpreted accordingly. However, if at any time the Committee or the Company determines that the PUs may be subject to Section 409A, the Committee or the Company shall have the right, in its sole discretion, to amend this Agreement as it may determine is necessary or desirable either for the PUs to be exempt from the application of Section 409A or to satisfy the requirements of Section 409A. For example, if required to comply with the requirements of Section 409A, the Committee or the Company shall delay the issuance and delivery of Common Stock to the Employee (as described in Section 3.1 (e)), if the Employee is a “key employee” (as defined in Section 409A or in associated regulations), for a period of six (6) months from the date of separation from service (for example, in the event of a Retirement (as referred to in Section 2.5)).
4.5 Construction
     This Agreement, the Award Notice and the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. Titles are provided in this Agreement for convenience only and shall not serve as a basis for interpretation or construction of this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties.

Employee	Avery Dennison Corporation

*	By: *
President and Chief Executive Officer

Address*:

By: *

Secretary

*	Refer to attached Award Notice

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